UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 2, 2009

THE TALBOTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12552	41-1111318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Talbots Drive, Hingham, Massachusetts	02043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(781) 749-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 – Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets.

On July 2, 2009, The Talbots, Inc. (“Talbots” or the “Company”) completed its previously announced sale of its J. Jill brand business to Jill Acquisition LLC, an entity affiliated with Golden Gate Capital, a San Francisco-based private equity investment firm (the “Purchaser”).  Pursuant to the terms of the Asset Purchase Agreement, dated June 7, 2009 (the “Purchase Agreement”) identified assets associated with the J. Jill brand business were transferred to the Purchaser, including 205 J. Jill brand stores, the Tilton, NH distribution facility, intellectual property, and accounts receivable and inventory related to the transferred stores, along with certain related liabilities.  The transferred assets do not include 75 stores retained by the Company as discussed in the Current Report on Form 8-K filed on June 8, 2009 (the “June 8, 2009 Form 8-K”). At closing the Purchaser paid an amount equal to the $75 million stated cash purchase price less an $8.1 million adjustment based on estimated closing date working capital as provided in the Purchase Agreement, and subject to any further post-closing adjustment provided in the Purchase Agreement including finally-determined closing date working capital.

For additional information regarding the sale, reference is made to the press release of Talbots furnished as Exhibit 99.1 and the June 8, 2009 Form 8-K reporting the Company’s entry into the Purchase Agreement.

No pro forma financial information is being filed or furnished with this Form 8-K because the J. Jill brand business has been reflected as discontinued operations in the Company’s statements of operations and reflected as net assets held for sale in the Company’s balance sheets since the Company announced its intention to sell the business in the third quarter of fiscal 2008.

Section 7 – Regulation FD

On July 2, 2009, the Company issued a press release announcing the matters described in Item 2.01 of this Form 8-K. A copy of the Company’s press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1.  Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-looking Information

The foregoing contains forward-looking information within the meaning of The Private Securities Litigation Reform Act of 1995. This forward looking information may be identified by such forward-looking terminology as “expect,” “anticipate,” “will,” or similar statements or variations of such terms. Our forward-looking statements are based on a series of expectations, assumptions, estimates and projections about our Company and the J. Jill brand business which involve significant risks and uncertainties, including: the risk that anticipated benefits from the sale transaction may not be realized or may take longer to realize than expected and the risk that estimated or anticipated costs, charges and liabilities to settle and complete the exit from and disposal of the J. Jill brand business, including both retained obligations and contingent risk for assigned obligations, may differ from or be greater than anticipated. The reader is urged to consider all such factors. If these or other significant risks and uncertainties occur, or if our estimates or underlying assumptions prove inaccurate, our actual results could differ materially. In light of the uncertainty inherent in such forward-looking statements, you should not consider their inclusion to be a representation that such forward-looking matters will be achieved. All of our forward-looking statements are as of the date of this Form 8-K only, and except as may be required by law or SEC rule or requirement, the Company does not undertake to update or revise any forward-looking statements to reflect actual results or other circumstances occurring after the date hereof. Any public statements or disclosures by the Company following this Form 8-K which modify or impact any of the forward-looking statements contained in or accompanying this Form 8-K will be deemed to modify or supersede such statements in or accompanying this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

2.1	Asset Purchase Agreement, dated as of June 7, 2009 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Talbots on June 8, 2009).

99.1	Press Release of The Talbots, Inc., dated July 2, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TALBOTS, INC.

Dated: July 2, 2009	By:	/s/ Michael Scarpa
		Name:	Michael Scarpa
		Title:	Chief Operating Officer, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of June 7, 2009 (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Talbots on June 8, 2009).

99.1	Press Release of The Talbots, Inc., dated July 2, 2009.